                                                                      EX-99. (n)

                                   APPENDIX A

                           RULE 18F-3 MULTI-CLASS PLAN
                             WELLS FARGO FUNDS TRUST

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
ASIA PACIFIC FUND
   Class A                                       5.75        1.00      None         0.25
   Class C                                       None        1.00      0.75         0.25
   Investor Class                                None        None      None         0.25

ASSET ALLOCATION FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

CALIFORNIA LIMITED-TERM TAX-FREE FUND
   Class A                                       3.00        0.50      None         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

CALIFORNIA TAX-FREE FUND
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

CALIFORNIA TAX-FREE MONEY MARKET FUND/1/
   Class A                                       None        None      None         0.25
   Service Class                                 None        None      None         0.25

CAPITAL GROWTH FUND
   Class A                                       5.75        1.00      None         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

CASH INVESTMENT MONEY MARKET FUND
   Administrator Class                           None        None      None         0.10
   Institutional Class                           None        None      None         None
   Service Class                                 None        None      None         0.25
   Select Class                                  None        None      0.00         0.00

COLORADO TAX-FREE FUND/2/
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

----------
/1/ On February 6, 2008, the Board of Trustees approved the addition of an Institutional Class to the California Tax-Free Money Market Fund, effective on or about March 31, 2008.

/2/ On February 6, 2008, the Board of Trustees approved the addition of Class C to the Colorado Tax-Free Fund, effective on or about March 31, 2008.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
COMMON STOCK FUND
   Class A                                       5.75        None      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class Z/3/                                    None        None      None         0.25
   Investor Class                                None        None      None         0.25

CORPORATE BOND FUND/4/
   Advisor Class                                 None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

C&B LARGE CAP VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class D/5/                                    None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

C&B MID CAP VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class D/6/                                    None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

DISCOVERY FUND
   Class A                                       5.75        1.00      None         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

DIVERSIFIED EQUITY FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

----------
/3/ On November 7, 2007, the Board of Trustees approved the share class modification of the Common Stock Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/4/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/5/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund and share class modification. Subject to shareholder approval of the Fund merger, Class D will change to Investor Class before the end of the third quarter of 2008.

/6/ On November 7, 2007, the Board of Trustees approved the share class modification of the C&B Mid Cap Value Fund. Before the end of the third quarter of 2008, Class D will change to Investor Class.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
DIVIDEND INCOME FUND/7/
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25

EMERGING GROWTH FUND/8/
   Administrator Class                           None        None      0.00         0.25
   Investor Class                                None        None      0.00         0.25

EMERGING MARKETS EQUITY FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

ENDEAVOR LARGE CAP FUND/9/
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25

ENDEAVOR SELECT FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None

ENTERPRISE FUND/10/
   Advisor Class                                 None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

EQUITY INCOME FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

EQUITY INDEX FUND/11/
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25

----------
/7/ On November 7, 2007, the Board of Trustees approved a sub-adviser change to the Dividend Income Fund. Subject to shareholder approval of a new sub-advisory agreement, which is expected to occur by the end of the second quarter of 2008, Classes A, C and Institutional will be added and the Fund will be renamed the Large Company Value Fund.

/8/ On November 7, 2007, the Board of Trustees approved the addition of Class A, Class C and Institutional Class to the Emerging Growth Fund, effective on or about March 31, 2008.

/9/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/10/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Enterprise Fund. Class C will become effective on or about March 31, 2008 and the Advisor Class will change to Class A before the end of the third quarter of 2008.

/11/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
EQUITY VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None

GOVERNMENT MONEY MARKET FUND
   Administrator Class                           None        None      None         0.10
   Class A                                       None        None      None         0.25
   Institutional Class                           None        None      None         None
   Service Class                                 None        None      None         0.25

GOVERNMENT SECURITIES FUND/12/
   Class C                                       None        1.00      0.75         0.25
   Advisor Class                                 None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

GROWTH BALANCED FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

GROWTH EQUITY FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None

GROWTH AND INCOME FUND/13/
   Advisor Class                                 None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

GROWTH FUND
   Class C                                       None        1.00      0.75         0.25
   Advisor Class/14/                             None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

HERITAGE MONEY MARKET FUND
   Institutional Class                           None        None      None         None
   Administrator Class                           None        None      None         0.10
   Select Class                                  None        None      0.00         0.00

----------
/12/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund and share class modification. Subject to shareholder approval of the fund merger, Class A and Class B will be added and Advisor Class will change to Class A before the end of the third quarter of 2008.

/13/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. Effective before the end of the third quarter of 2008, the Growth and Income Fund will change its name to the Large Company Core Fund, Class B and Class C shares will be added and the Advisor Class will change to Class A.

/14/ On November 7, 2007, the Board of Trustees approved the share class modification of the Growth Fund. Before the end of the third quarter of 2008, Advisor Class will change to Class A.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
HIGH INCOME FUND/15/
   Advisor Class                                 None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

HIGH YIELD BOND FUND/16/
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25

INCOME PLUS FUND/17/
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25

INDEX FUND/18/
   Administrator Class                           None        None      None         0.10
   Investor Class                                None        None      None         0.25

INFLATION-PROTECTED BOND FUND
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

INTERMEDIATE GOVERNMENT INCOME FUND/19/
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

INTERMEDIATE TAX-FREE FUND/20/
   Class A                                       5.75        1.00      None         0.25
   Class C                                       None        1.00      0.75         0.25
   Investor Class                                None        None      None         0.25

INTERNATIONAL CORE FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

----------
/15/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund and share class modification. Subject to shareholder approval of the fund merger, Class B and Class C will be added and Advisor Class will change to Class A before the end of the third quarter of 2008.

/16/ On November 7, 2007, the Board of Trustees approved the merger of the High
     Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/17/ On November 7, 2007, the Board of Trustees approved the merger of the Corporate Bond Fund into the Income Plus Fund and the addition of Investor and Institutional Classes. Subject to shareholder approval of the fund merger, Investor and Institutional Classes will be added before the end of the third quarter of 2008.

/18/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. As a result of the merger, Class A and Class B shares will be added before the end of the third quarter of 2008.

/19/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/20/ On November 7, 2007, the Board of Trustees approved the addition of
     Administrator and Institutional Classes and a fund name change from the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund. The name change will become effective November 1, 2008 and the additional classes will be added on or about March 31, 2008.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND/21/
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None

INTERNATIONAL VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None

LARGE CAP APPRECIATION FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None

LARGE COMPANY CORE FUND/22/
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class Z                                       None        None      None         0.25
   Administrator Class                           None        None      None         0.25

LARGE COMPANY GROWTH FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class Z/23/                                   None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

MID CAP DISCIPLINED FUND
   Class A                                       5.75        1.00      None         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

----------
/21/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund and addition of an Investor Class. Subject to shareholder approval, Investor Class will be added before the end of the third quarter of 2008.

/22/ On November 7, 2007, the Board of Trustees approved the merger of the Large
     Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/23/ On November 7, 2007, the Board of Trustees approved the share class modification of the Large Company Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
MID CAP GROWTH FUND/24/
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class Z                                       None        None      None         0.25
   Investor Class                                None        None      None         0.25

MINNESOTA TAX-FREE FUND
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Class Z/25/                                   None        None      None         0.25

MODERATE BALANCED FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

MONEY MARKET FUND
   Class A                                       None        None      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Investor Class                                None        None      None         0.25

MUNICIPAL BOND FUND/26/
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25

MUNICIPAL MONEY MARKET FUND/27/
   Investor Class                                None        None      None         0.25

NATIONAL LIMITED-TERM TAX-FREE FUND/28/
   Class A                                       3.00        0.50      None         0.25
   Class B                                       None        3.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

----------
/24/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Administrator and Institutional Classes to the Mid Cap Growth Fund. The Administrator and Institutional Classes will become effective on or about March 31, 2008 and Class Z will change to Investor Class before the end of the third quarter of 2008.

/25/ On November 7, 2007, the Board of Trustees approved the share class modification of the Minnesota Tax-Free Fund. Before the end of the third quarter of 2008, Class Z will change to Administrator Class.

/26/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund and addition of an Institutional Class. Subject to shareholder approval of the merger, the Institutional Class will be added before the end of the third quarter of 2008.

/27/ On February 6, 2008, the Board of Trustees approved the addition of the Institutional Class to the Municipal Money Market Fund, effective on or about March 31, 2008.

/28/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
NATIONAL TAX-FREE FUND/29/
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

NATIONAL TAX-FREE MONEY MARKET FUND
   Class A                                       None        None      None         0.25
   Institutional Class                           None        None      None         None
   Administrator Class                           None        None      None         0.10
   Service Class                                 None        None      None         0.25

OPPORTUNITY FUND/30/
   Class A                                       5.75        1.00      None         0.25
   Advisor Class                                 None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25

OVERSEAS FUND/31/
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

PRIME INVESTMENT MONEY MARKET FUND
   Institutional Class                           None        None      None         None
   Service Class                                 None        None      None         0.25

SHORT DURATION GOVERNMENT BOND FUND
   Class A                                       3.00        0.50      None         0.25
   Class B                                       None        3.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None

SHORT-TERM BOND FUND/32/
   Class A                                       5.75        1.00      None         0.25
   Advisor Class                                 None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

SHORT-TERM HIGH YIELD BOND FUND/33/
   Class A                                       5.75        1.00      None         0.25
   Advisor Class                                 None        None      None         0.25
   Investor Class                                None        None      None         0.25

----------
/29/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/30/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Opportunity Fund. Class C will become effective on or about March 31, 2008 and the Advisor Class will change to Class A before the end of the third quarter of 2008.

/31/ On November 7, 2007, the Board of Trustees approved the merger of the Overseas Fund into the International Equity Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/32/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Short-Term Bond Fund. Class C will become effective on or about March 31, 2008 and the Advisor Class will change to Class A before the end of the third quarter of 2008.

/33/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Short-Term High Yield Bond Fund. Class C will become effective on or about March 31, 2008 and the Advisor Class will change to Class A before the end of the third quarter of 2008.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL BOND FUND/34/
   Class C                                       None        1.00      0.75         0.25
   Investor Class                                None        None      None         0.25

SMALL CAP DISCIPLINED FUND/35/
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

SMALL CAP GROWTH FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Class Z/36/                                   None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

SMALL CAP VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class Z/37/                                   None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

SMALL COMPANY GROWTH FUND/38/
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

SMALL COMPANY VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

SMALL/MID CAP VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

----------
/34/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund and addition of Class A and Institutional Class. Subject to shareholder approval of the fund merger, Class A and Institutional Class will be added before the end of the third quarter of 2008.

/35/ On November 7, 2007, the Board of Trustees approved the addition of Class A and Class C to the Small Cap Disciplined Fund, effective on or about March 31, 2008.

/36/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Growth Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/37/ On November 7, 2007, the Board of Trustees approved the share class modification of the Small Cap Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/38/ On February 6, 2008, the Board of Trustees approved the addition of the Institutional Class to the Small Company Growth Fund, effective on or about March 31, 2008.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
SPECIALIZED FINANCIAL SERVICES FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25

SPECIALIZED TECHNOLOGY FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class Z/39/                                   None        None      None         0.25
   Investor Class                                None        None      None         0.25

STABLE INCOME FUND
   Class A                                       2.00        0.50      None         0.25
   Class B                                       None        1.50      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

STRATEGIC INCOME FUND
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25

STRATEGIC SMALL CAP VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25

TARGET TODAY FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

TARGET 2010 FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

TARGET 2015 FUND
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

TARGET 2020 FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

----------
/39/ On November 7, 2007, the Board of Trustees approved the share class modification of the Specialized Technology Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
TARGET 2025 FUND                                 None        None      None         0.25
   Administrator Class                           None        None      None         None
   Institutional Class                           None        None      None         0.25
   Investor Class

TARGET 2030 FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

TARGET 2035 FUND
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

TARGET 2040 FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

TARGET 2045 FUND
   Administrator Class                           None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

TARGET 2050 FUND
   Investor Class                                None        None      0.00         0.25
   Institutional Class                           None        None      0.00         0.00
   Administrator Class                           None        None      0.00         0.25

TOTAL RETURN BOND FUND
   Class A                                       4.50        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Administrator Class                           None        None      None         0.25
   Class Z/40/                                   None        None      None         0.25
   Institutional Class                           None        None      None         None
   Investor Class                                None        None      None         0.25

TREASURY PLUS MONEY MARKET FUND/41/
   Class A                                       None        None      None         0.25
   Institutional Class                           None        None      None         None
   Service Class                                 None        None      None         0.25

ULTRA-SHORT DURATION BOND FUND/42/
   Class A                                       2.00        0.50      None         0.25
   Class B                                       None        1.50      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class Z                                       None        None      None         0.25

----------
/40/ On November 7, 2007, the Board of Trustees approved the share class modification of the Total Return Bond Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/41/ On February 6, 2008, the Board of Trustees approved the addition of the Administrative Class to the Treasury Plus Money Market Fund, effective on or about March 31, 2008.

/42/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

                                               MAXIMUM                            MAXIMUM
         FUNDS TRUST MULTI CLASS            INITIAL SALES  MAXIMUM   MAXIMUM    SHAREHOLDER
         FUNDS AND SHARE CLASSES                CHARGE      CDSC*   12B-1 FEE  SERVICING FEE
--------------------------------------------------------------------------------------------
ULTRA SHORT-TERM INCOME FUND/43/
   Class A                                       5.75        1.00      None         0.25
   Administrator Class                           None        None      None         0.25
   Advisor Class                                 None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

ULTRA SHORT-TERM MUNICIPAL INCOME FUND/44/
   Class A                                       5.75        1.00      None         0.25
   Advisor Class                                 None        None      None         0.25
   Investor Class                                None        None      None         0.25
   Institutional Class                           None        None      None         None

U.S. VALUE FUND
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Class Z/45/                                   None        None      None         0.25
   Administrator Class                           None        None      None         0.25
   Investor Class                                None        None      None         0.25

VALUE FUND/46/
   Class A                                       5.75        1.00      None         0.25
   Class B                                       None        5.00      0.75         0.25
   Class C                                       None        1.00      0.75         0.25
   Investor Class                                None        None      None         0.25
   Administrator Class                           None        None      None         0.25

WISCONSIN TAX-FREE FUND/47/
   Class C                                       None        1.00      0.75         0.25
   Investor Class                                None        None      None         0.25

100% TREASURY MONEY MARKET FUND
   Class A                                       None        None      None         0.25
   Service Class                                 None        None      None         0.25

Appendix A amended:  February 6, 2008

----------
/43/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and share class modification. As a result of the merger, Class C shares will be added and the Advisor Class will change to Class A before the end of the third quarter of 2008.

/44/ On November 7, 2007, the Board of Trustees approved a share class modification and the addition of Class C to the Ultra Short-Term Municipal Income Fund. Class C will become effective on or about March 31, 2008 and the Advisor Class will change to Class A before the end of the third quarter of 2008.

/45/ On November 7, 2007, the Board of Trustees approved the share class modification of the U.S. Value Fund. Before the end of the third quarter of 2008, Class Z will change to Investor Class.

/46/ On November 7, 2007, the Board of Trustees approved the merger of the Value
     Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/47/ On November 7, 2007, the Board of Trustees approved the addition of Class A to the Wisconsin Tax-Free Fund, effective on or about March 31, 2008.

* Class A shares that are purchased at NAV in amounts of $1,000,000 or more have no initial sales charge and will be assessed a 1.00% CDSC (0.50% for the Short Duration Government Bond Fund, National Limited-Term Tax-Free Fund, Stable Income Fund and Ultra-Short Duration Bond Fund) if they are redeemed within one year from the date of purchase, unless the dealer of record waives its commission with a Fund's approval. Effective February 1, 2008, such Class A share purchases may be assessed such CDSC if they are redeemed within eighteen months from the date of purchase. Class A shares purchased at NAV in amounts of less than $1,000,000 have an initial sales charge and will not be assessed a CDSC.

                                   APPENDIX B

                                                                  CLASS-LEVEL
           MULTI-CLASS FUNDS AND CLASSES                      ADMINISTRATION FEE
--------------------------------------------------------------------------------
NON-MONEY MARKET FUNDS
Class A, Class B, Class C, Class D and Advisor Class                 0.28%
Administrator Class                                                  0.10%
Institutional Class                                                  0.08%
Class Z and Investor Class                                           0.45%
MONEY MARKET FUNDS
Class A, Class B, Class C                                            0.22%
Service Class                                                        0.12%
Administrator Class                                                  0.10%
Institutional Class                                                  0.08%
Class Z and Investor Class                                           0.39%
Select Class                                                         0.09%
Appendix B amended:  November 8, 2006

                                       B-1